UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 19, 2004
                                                         (October 19, 2004)

                    VOYAGER ENTERTAINMENT INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


          Nevada                     000-33151                  45-0420093
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation               File Number)           Identification No.)


4483 West Reno Avenue, Las Vegas, Nevada                           89118
(Address of Principal Executive Offices)                        (Zip Code)

        Registrant's Telephone Number, including area code (702) 221-8070


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

On October 19, 2004, Voyager Entertainment International, Inc. issued a press release announcing that certain corporate governance measures would not be implemented until the end of 2004. A copy of Voyager's press release dated October 19, 2004 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01.        Financial Statements and Exhibits

         (c)      Exhibit Number    Description
                  --------------    -----------

                  99.1 Press Release of Voyager Entertainment International, Inc., dated October 19, 2004



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       VOYAGER ENTERTAINMENT INTERNATIONAL, INC.


Date:  October 19, 2004                /s/ Richard L. Hannigan, Sr.
                                       -------------------------------------
                                       Richard L. Hannigan, Sr.
                                       President and Chief Executive Officer